UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLEARWATER PAPER CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CLEARWATER PAPER CORPORATION LEGAL DEPARTMENT 601 W. RIVERSIDE AVENUE SUITE 1100 SPOKANE, WA 99201 1 OF 4 322,224 148,294 30# Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 QAARV1-P12345 Your Vote Counts! CLEARWATER PAPER CORPORATION 2025 Annual Meeting Vote by May 07, 2025 11:59 PM ET You invested in CLEARWATER PAPER CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 08, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report/10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXXSmartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 08, 2025 9:00 AM PDT Hyatt Regency, 808 Howell Street Seattle, WA 98101 or attend virtually at https://register.proxypush.com/CLW *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Jeanne M. Hillman	For
1b.	Ann C. Nelson	For
2	Ratification of the appointment of KPMG, LLP as the Company's independent registered public accounting firm for 2025.	For
3	Advisory vote to approve named executive officer compensation.	For
4	Approve an amendment to the Clearwater Paper Corporation 2017 Stock Incentive Plan.	For

NOTE: This proxy proposal will be voted as directed but if not otherwise directed, for each director and for proposals 2,3 and 4.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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